                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)           January 15, 2002
                                                                ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

   Laws of the United States             033-99442-01                 51-0269396
   -------------------------             ------------                 ----------
(State or other jurisdiction of    (Commission File Number)         (IRS Employer
 incorporation or organization)                                Identification  Number)


201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
-------------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events

     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                         See separate index to exhibits.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST




                                 By: /s/ Tracie H. Klein
                                     -------------------------------------
                                     Name:  Tracie H. Klein
                                     Title: First Vice President



Date: January 15, 2002
      ----------------

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                                INDEX TO EXHIBITS

Exhibit Number   Exhibit
--------------   -------

     28.1        Excess Spread Analysis
     28.2        Series 1999-1 Monthly Servicing Certificate - December 31, 2001
     28.3        Monthly Series 1999-1 Certificateholder's Statement - December
                 31, 2001
     28.4        Series 2000-1 Monthly Servicing Certificate - December 31, 2001
     28.5        Monthly Series 2000-1 Certificateholders' Statement - December
                 31, 2001